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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                  000-24439              33-0803204
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   (State or other                (Commission File      (IRS Employer
   jurisdiction of                Number)               Identification No.)
   Incorporation)

                  12621 Jeffrey Road, Irvine, California 92620
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 559-4444


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SALE OF LAND

Effective February 16, 2007, Hines Nurseries, Inc. ("Hines Nurseries"), a subsidiary of Hines Horticulture, Inc. (the "Company"), entered into a contract (the "Contract") with an individual ("Buyer"), which provides, subject to conditions, for the sale to Buyer of approximately 43 acres of land located in Blairsville, Georgia (the "Land"). Assuming the transaction is completed, the anticipated sales price for the Land is expected to be approximately $0.5 million.

Pursuant to the terms of the Contract, Buyer has 45 days to inspect the Land and to perform due diligence to determine whether the Land is suitable for Buyer's intended use (the "Due Diligence Period"). Subject to any rights of cancellation or termination which the parties may have, including, without limitation, Buyer's inspection rights, and the other terms and conditions of the Contract, the Company currently anticipates that the closing of the purchase and sale of the land will occur in April 2007.

The Contract contains various other provisions, representations, warranties and covenants which are customary for transactions of this kind.

There are statements herein which are forward-looking statements. These forward looking statements include, but are not limited to, statements about the proposed sale of the Land, which is subject to conditions, and the expected closing date under the Contract. When used herein, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those expressed or implied by these forward-looking statements. Among the factors or risks that could cause actual results or events to differ from those in the forward-looking statements contained herein include the fact that the Contract and the individual elements of the Contract and sale of the Land are subject to various conditions, including Buyer's right to terminate the Contract during the Due Diligence Period and other conditions outside the control of the Company or Hines Nurseries. There can be no assurance that the transactions contemplated by the Contract will close on a timely basis or at all.

You should not unduly rely on these forward-looking statements as they speak only as of the date hereof. Except as required by law, the Company is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 22, 2007       HINES HORTICULTURE, INC.

                               By:  /s/ Claudia M. Pieropan
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                                    Claudia M. Pieropan
                                    Chief Financial Officer, Secretary and
                                    Treasurer
                                    (principal financial and accounting officer)


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